UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2018

Potbelly Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-36104

Delaware	36-4466837
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

111 N. Canal Street, Suite 850

Chicago, Illinois 60606

(Address of principal executive offices, including zip code)

(312) 951-0600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2018, Potbelly Corporation (the “Company”) announced that it is has entered into a First Amendment of Executive Employment Agreement (the “Amendment”) effective as of May 14, 2018, with Alan Johnson, its President and Chief Executive Officer. The Amendment modifies the terms of the Executive Employment Agreement (the “Employment Agreement”) dated November 29, 2018 entered into with Mr. Johnson. Pursuant to the Employment Agreement, Mr. Johnson was granted 78,125 restricted stock units and granted 200,401 non-qualified stock options (the “Stock Options”) on November 29, 2017. The Stock Options were originally issued at an exercise price of $12.80, the closing price of the Company’s common stock on the grant date. Pursuant to the Amendment, effective May 14, 2018, Mr. Johnson and the Company agreed to increase the exercise price of the Stock Options to $14.08 per share, a 10% increase from the original exercise price.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the First Amendment of Executive Employment Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 5.02 in its entirety by reference. The Employment Agreement is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 1, 2017. The equity award was granted under the Amended and Restated Potbelly Corporation 2013 Long-Term Incentive Plan; which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 4, 2016.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	First Amendment of Executive Employment Agreement dated May 14, 2018, between Potbelly Corporation and Alan Johnson

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2018	Potbelly Corporation

	By:	/s/ Michael Coyne
	Name:	Michael Coyne
	Title:	Chief Financial Officer